                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 1999-3



Section 7.3 Indenture                          Distribution Date:    11/17/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

         Amount of the distribution allocable to the
         principal on the Notes per $1,000 of the initial
         principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)     Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     4,717,500.00
            Class B Note Interest Requirement                       279,708.54
            Class C Note Interest Requirement                       128,299.46
                      Total                                       5,125,508.00

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          5.55000
            Class B Note Interest Requirement                          5.79167
            Class C Note Interest Requirement                          1.89750

(iii)    Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         850,000,000
            Class B Note Principal Balance                          48,295,000
            Class C Note Principal Balance                          67,615,000

(iv)     Amount on deposit in Owner Trust Spread Account         38,636,400.00

(v)      Required Owner Trust Spread Account Amount              38,636,400.00



                                          By:
                                            --------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                             Distribution Date: 11/17/2003
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)     Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      886,875.00
             Class B Note Interest Requirement                       84,218.75
             Class C Note Interest Requirement                      136,272.08
                           Total                                  1,107,365.83

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                         1.18250
             Class B Note Interest Requirement                         1.34750
             Class C Note Interest Requirement                         1.69583

(iii)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        750,000,000
             Class B Note Principal Balance                         62,500,000
             Class C Note Principal Balance                         80,357,000

(iv)     Amount on deposit in Owner Trust Spread Account          8,928,570.00

(v)      Required Owner Trust Spread Account Amount               8,928,570.00



                                               By:
                                                   -----------------------
                                               Name:  Patricia M. Garvey
                                               Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                             Distribution Date:  11/17/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      859,375.00
             Class B Note Interest Requirement                       84,218.75
             Class C Note Interest Requirement                      134,062.26
                       Total                                      1,077,656.01

        Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                         1.14583
             Class B Note Interest Requirement                         1.34750
             Class C Note Interest Requirement                         1.66833

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        750,000,000
             Class B Note Principal Balance                         62,500,000
             Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                8,928,570.00



                                                   By:
                                                         --------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                             Distribution Date:  11/17/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on  the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       824,670.00
             Class B Note Interest Requirement                        82,903.33
             Class C Note Interest Requirement                       138,146.25
                       Total                                       1,045,719.58

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.15500
             Class B Note Interest Requirement                          1.39333
             Class C Note Interest Requirement                          1.80583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         714,000,000
             Class B Note Principal Balance                          59,500,000
             Class C Note Principal Balance                          76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)     Required Owner Trust Spread Account Amount                 8,500,000.00



                                                By:
                                                    ----------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture                             Distribution Date: 11/17/2003
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       568,333.33
            Class B Note Interest Requirement                        56,526.87
            Class C Note Interest Requirement                        99,197.49
                       Total                                        724,057.69

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.13667
            Class B Note Interest Requirement                          1.35667
            Class C Note Interest Requirement                          1.85167

(iii)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         500,000,000
            Class B Note Principal Balance                          41,666,000
            Class C Note Principal Balance                          53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account           5,952,380.00

(v)     Required Owner Trust Spread Account Amount                5,952,380.00



                                                  By:
                                                        --------------------
                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture                             Distribution Date: 11/17/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     818,125.00
              Class B Note Interest Requirement                      83,645.83
              Class C Note Interest Requirement                     145,111.35
                      Total                                       1,046,882.18

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.09083
              Class B Note Interest Requirement                        1.33833
              Class C Note Interest Requirement                        1.80583

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                8,928,570.00



                                                By:
                                                  -----------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                             Distribution Date: 11/17/2003
-------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,891,889.00

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest                                 3,850,000.00
            Class B Note Interest                                    96,250.00
            Class C Note Interest                                   166,650.00
                      Total                                       4,112,900.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest                                      4.58333
            Class B Note Interest                                      1.37500
            Class C Note Interest                                      1.85167

(iv)    Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00



                                               By:
                                                 -----------------------
                                               Name:  Patricia M. Garvey
                                               Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,409,100.00
            Class B Note Interest Requirement                       151,112.50
            Class C Note Interest Requirement                       262,350.00
                      Total                                       1,822,562.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.11833
            Class B Note Interest Requirement                          1.43917
            Class C Note Interest Requirement                          1.94333

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                 By:
                                                   -------------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                             Distribution Date: 11/17/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,155,000.00
            Class B Note Interest Requirement                       123,200.00
            Class C Note Interest Requirement                       219,780.00
                      Total                                       1,497,980.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.14583
            Class B Note Interest Requirement                          1.46667
            Class C Note Interest Requirement                          2.03500

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,008,000,000
            Class B Note Principal Balance                          84,000,000
            Class C Note Principal Balance                         108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                          By:
                                            -----------------------
                                          Name: Patricia M. Garvey
                                          Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2002-1


Section 7.3 Indenture                             Distribution Date: 11/17/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on
       the Notes per $1,000 of the initial principal balance of
       the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     939,400.00
              Class B Note Interest Requirement                      96,891.67
              Class C Note Interest Requirement                     173,250.00
                      Total                                       1,209,541.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.11833
              Class B Note Interest Requirement                        1.38417
              Class C Note Interest Requirement                        1.92500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                              By:
                                                -----------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on
       the Notes per $1,000 of the initial principal balance of
       the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,261,260.00
              Class B Note Interest Requirement                     130,258.33
              Class C Note Interest Requirement                     233,310.00
                      Total                                       1,624,828.33

       Amount of the distribution allocable to the interest on the
       Notes per $1,000 of the initial principal balance of the
       Notes
              Class A Note Interest Requirement                        1.07250
              Class B Note Interest Requirement                        1.32917
              Class C Note Interest Requirement                        1.85167

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                                 By:
                                                   -----------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,489,950.00
              Class B Note Interest Requirement                     151,112.50
              Class C Note Interest Requirement                     266,062.50
                      Total                                       1,907,125.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.18250
              Class B Note Interest Requirement                        1.43917
              Class C Note Interest Requirement                        1.97083

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                  By:
                                                    ------------------------
                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2002-4



Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,351,350.00
              Class B Note Interest Requirement                     137,637.50
              Class C Note Interest Requirement                     242,550.00
                      Total                                       1,731,537.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.07250
              Class B Note Interest Requirement                        1.31083
              Class C Note Interest Requirement                        1.79667

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                By:
                                                  ----------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2002-5


Section 7.3 Indenture                               Distribution Date: 1/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       939,400.00
            Class B Note Interest Requirement                        94,966.67
            Class C Note Interest Requirement                       170,775.00
                      Total                                       1,205,141.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.11833
            Class B Note Interest Requirement                          1.35667
            Class C Note Interest Requirement                          1.89750

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                             By:
                                               ------------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President

                  Chase Manhattan Bank USA, N.A.
                       Noteholders Statement

               Chase Credit Card Owner Trust 2002-6


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       999,460.00
            Class B Note Interest Requirement                       103,757.50
            Class C Note Interest Requirement                       196,927.50
                      Total                                       1,300,145.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           .08167
            Class B Note Interest Requirement                          1.34750
            Class C Note Interest Requirement                          1.98917

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                              By:
                                                 -----------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       716,100.00
            Class B Note Interest Requirement                        74,593.75
            Class C Note Interest Requirement                       146,643.75
                      Total                                         937,337.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.13667
            Class B Note Interest Requirement                          1.42083
            Class C Note Interest Requirement                          2.17250

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         630,000,000
            Class B Note Principal Balance                          52,500,000
            Class C Note Principal Balance                          67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00



                                              By:
                                                 --------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       999,460.00
            Class B Note Interest Requirement                       105,169.17
            Class C Note Interest Requirement                       201,465.00
                      Total                                       1,306,094.17

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.08167
            Class B Note Interest Requirement                          1.36583
            Class C Note Interest Requirement                          2.03500

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                              By:
                                                 --------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,351,350.00
            Class B Note Interest Requirement                       143,412.50
            Class C Note Interest Requirement                       274,725.00
                      Total                                       1,769,487.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.07250
            Class B Note Interest Requirement                          1.36583
            Class C Note Interest Requirement                          2.03500

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                              By:
                                                 --------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,269,114.00
            Class B Note Interest Requirement                       126,395.50
            Class C Note Interest Requirement                       267,531.00
                       Total                                      1,663,040.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.12750
            Class B Note Interest Requirement                          1.34750
            Class C Note Interest Requirement                          2.21833

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,125,600,000
            Class B Note Principal Balance                          93,800,000
            Class C Note Principal Balance                         120,600,000

(iv)   Amount on deposit in Owner Trust Spread Account           13,400,000.00

(v)    Required Owner Trust Spread Account Amount                13,400,000.00



                                              By:
                                                 --------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-3


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,349,617.50
            Class B Note Interest Requirement                       134,413.13
            Class C Note Interest Requirement                       258,637.50
                       Total                                      1,742,668.13

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.12750
            Class B Note Interest Requirement                          1.34750
            Class C Note Interest Requirement                          2.01667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,197,000,000
            Class B Note Principal Balance                          99,750,000
            Class C Note Principal Balance                         128,250,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,250,000.00

(v)    Required Owner Trust Spread Account Amount                14,250,000.00



                                              By:
                                                 --------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-4


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                    0.00
            Class B Principal Payment                                    0.00
            Class C Principal Payment                                    0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,366,705.45
            Class B Note Interest Requirement                       147,993.30
            Class C Note Interest Requirement                       254,439.60
                      Total                                       1,769,138.35

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          2.24418
            Class B Note Interest Requirement                          2.91612
            Class C Note Interest Requirement                          3.89946

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         609,000,000
            Class B Note Principal Balance                          50,750,000
            Class C Note Principal Balance                          65,250,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,250,000.00

(v)    Required Owner Trust Spread Account Amount                 7,250,000.00



                                              By:
                                                 --------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-5


Section 7.3 Indenture                              Distribution Date: 11/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,395,105.60
            Class B Note Interest Requirement                       135,858.80
            Class C Note Interest Requirement                       245,475.60
                      Total                                       1,776,440.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.66084
            Class B Note Interest Requirement                          1.94084
            Class C Note Interest Requirement                          2.72751

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                              By:
                                                 --------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President